SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                                November 22, 2000
                     ---------------------------------------
                Date of report (Date of Earliest Event Reported)

                          DYNAMIC MATERIALS CORPORATION
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                              08328                   84-0608431
(State or Other                   (Commission                 (IRS Employer
Jurisdiction of                   File Number)                Identification
Incorporation)                                                Number)

                551 Aspen Ridge Drive, Lafayette, Colorado 80026
                 ----------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (303) 665-5700
                   ------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable

             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. OTHER EVENTS

     On November 21, 2000, the Registrant issued a press release with regard to the election of Yvon Pierre Cariou to the position of President and Chief Executive Officer of the Registrant, and the resignation of Bernard Fontana from that position, attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

EXHIBIT NO.                  DESCRIPTION

    99.1        Press release dated November 21, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  DYNAMIC MATERIALS CORPORATION

                                  By:     /s/ Richard A. Santa
                                       -----------------------
                                  Name:    Richard A. Santa
                                  Title:   Vice President - Chief Operating and
                                           Chief Financial Officer

November 22, 2000

                                Index to Exhibits

NUMBER                       DESCRIPTION

    99.1        Press release dated November 21, 2000